UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2023
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RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Wilson Blvd.,	Arlington,	Virginia	22209
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 23, 2023, the Board of Directors of Raytheon Technologies Corporation (the “Company”) appointed Christopher T. Calio as the President of the Company, effective March 1, 2023, in addition to continuing as the Company’s Chief Operating Officer. Mr. Calio will succeed Gregory J. Hayes as President, who will continue to serve as the Company’s Chairman and Chief Executive Officer and to whom Mr. Calio will continue to report.
Prior to his appointment as the Company’s Chief Operating Officer, which was effective March 1, 2022, Mr. Calio, 49, served as President, Pratt & Whitney beginning January 2020. From February 2017 to December 2019, he served as President, Commercial Engines, Pratt & Whitney, and as Chief of Staff to the Chairman & CEO from February 2015 to January 2017. Mr. Calio joined the Company in 2005 as an Assistant Counsel and served in positions of increasing responsibility across the Company, including as Vice President & General Counsel of UTC Aerospace Systems and Vice President & Counsel, Commercial Engines, Pratt & Whitney. Mr. Calio received his B.A. in Political Science from Trinity College, as well as a J.D. and an MBA from the University of Connecticut.
On January 23, 2023, the Board of Directors of the Company approved the following compensation actions for Mr. Calio in connection with his appointment as President: (i) annual base salary increase from $900,000 to $1,000,000, effective March 1, 2023 and (ii) the grant of a 2023 long-term incentive (“LTI”) award with an estimated value on the grant date of $10,000,000, comprised of 60% performance share units and 40% stock appreciation rights, to be made on the same day as the Company’s annual executive LTI awards to other Company officers.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: January 23, 2023	By:	/S/ RAMSARAN MAHARAJH
Ramsaran Maharajh
Executive Vice President & General Counsel